SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 20, 2008

GLOBECOMM SYSTEMS INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-22839 (COMMISSION FILE NUMBER)	11-3225567 (I.R.S. EMPLOYER IDENTIFICATION NO.)
45 Oser Avenue
Hauppauge, New York 11788
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(631) 231-9800
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 20, 2008, Globecomm Systems Inc. (the “Company”) was informed of the death of its founding President, Kenneth A. Miller, who passed away on July 20, 2008. Mr. Miller served as a director and President of the Company since its inception in 1994.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 22, 2008, reporting the passing of the Company’s founding President, Kenneth A. Miller.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Globecomm Systems Inc. (Registrant)
By:	/s/ Andrew C. Melfi
Name:	Andrew C. Melfi
Title:	Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: July 24, 2008